The PNC Financial Services Group, Inc. Sanford C. Bernstein Strategic Decisions Conference May 27, 2009 Exhibit 99.1

Cautionary Statement Regarding Forward-Looking
Information and Adjusted Information
This presentation includes “snapshot” information about PNC used by way of illustration. It is not intended as a full business or financial review and should be viewed in the context of all of the information made available by PNC in its SEC filings.  The presentation also contains forward-looking statements regarding our outlook or expectations relating to PNC’s future business, operations, financial condition, financial performance, capital and liquidity levels, and asset quality.  Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time.
The forward-looking statements in this presentation are qualified by the factors affecting forward-looking statements identified in the more detailed
Cautionary Statement included in the Appendix, which is included in the version of the presentation materials posted on our corporate website at
www.pnc.com/investorevents. We provide greater detail regarding these factors in our first quarter 2009 Form 10-Q and 2008 Form 10-K, including in the Risk Factors and Risk Management sections, and in our other SEC filings (accessible on the SEC’s website at www.sec.gov and on or through our corporate website at www.pnc.com/secfilings).  We have included web addresses here and elsewhere in this presentation as inactive textual references only.  Information on these websites is not part of this document.
Future events or circumstances may change our outlook or expectations and may also affect the nature of the assumptions, risks and uncertainties to which our forward-looking statements are subject.  The forward-looking statements in this presentation speak only as of the date of this presentation. We do not assume any duty and do not undertake to update those statements.
In this presentation, we may sometimes refer to adjusted results to help illustrate the impact of certain types of items. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or a substitute for, our GAAP results. We provide these adjusted amounts and reconciliations so that investors, analysts, regulators and others will be better able to evaluate the impact of these items on our results for the periods presented.  We believe that information as adjusted for the impact of the specified items may be useful due to the extent to which these items are not indicative of our ongoing operations.
In certain discussions, we may also provide information on yields and margins for all interest-earning assets calculated using net interest income on a taxable-equivalent basis by increasing the interest income earned on tax-exempt assets to make it fully equivalent to interest income earned on taxable investments.  We believe this adjustment may be useful when comparing yields and margins for all earning assets.
This presentation may also include a discussion of other non-GAAP financial measures, which, to the extent not so qualified therein or in the
Appendix, is qualified by GAAP reconciliation information available on our corporate website at www.pnc.com under “About PNC–Investor Relations.”

A Challenging Operating Environment
0
15
30
45
60
75
90
May 2009 June 2007 December 2007 June 2008 December 2008
CBOE VOLATILITY INDEX
Severe volatility
Rising unemployment
Potential regulatory changes
Altered competitive landscape
Changing customer needs
High levels of uncertainty
4.7%
8.9%
Unemployment

Key Messages
PNC’s successful business model is built to deliver
solid results over the long term
PNC is off to a strong start in 2009 with 1Q09 net
income up 38% versus 1Q08
Strategic execution should leave PNC well-
positioned to deliver long term shareholder value

Returning to an overall moderate risk profile
Leveraging the brand to grow high quality revenue
streams
A focus on continuous improvement while investing
in innovation
Disciplined approach to capital management
Strong execution capabilities
PNC’s Business Model PNC’s
Business
Model

PNC’s Business Model Positioned Us Well
Pretax pre-provision
earnings growth
Average
noninterest-bearing
deposit growth
Average total
deposit growth
Average total loan
growth
0% 3% 2007 – 2008
0% 11% 3 year CAGR
6% 11% 5 year CAGR
(19%) 11% 3 year CAGR
(15%) 9% 5 year CAGR
(27%) 15% 2007 – 2008
12% 14% 5 year CAGR
10%
7%
14%
12%
11%
Peers
14%
10%
15%
15%
17%
PNC
2007 – 2008
3 year CAGR
5 year CAGR
3 year CAGR
2007 – 2008
Growth rates are through December 31, 2008.  Averages for total loans, total deposits, and noninterest bearing deposits are for the year ended, as applicable. (1) Peer comparison source: SNL DataSource; Peers represents average of banks identified in the Appendix other than PNC. (2) Total revenue less noninterest expense.  Further information for PNC is provided in the Appendix.
and gathering low cost
deposits…
…left us well-
positioned to deliver
long term value.
PNC’s
Business
Model
PNC’s focus on the
banking basics of
responsible lending…
1
2

WA
OR
CA
ID
NV
AZ
MN
WI
MI
IL
IN
OH
PA
MO
KY
VA
NY
NH
MA
CT
NJ
DE
DC
MD
NC
TN
SC
GA
AR
LA
FL

Ireland
UK
Luxembourg
Poland

Footprint covering
nearly 1/3 of the U.S.
population
Retail
A Powerful Franchise
BlackRock
(offices in 22
countries)
BLK
CO
TX
KS
OK
Global Investment Servicing
(international offices)
A leading provider of
processing, technology and
business solutions to the
global investment industry
Corporate & Institutional
A leader in serving
middle-market
customers and
government entities
Asset Management
One of the nation’s
largest bank-held asset
managers
Residential Mortgage
One of the nation’s
largest mortgage
platforms
PNC’s
Business
Model

Diverse Revenue Streams and Strong Pretax
Pre-Provision Earnings
PNC Is Recognized for Our Ability to Create Positive Operating PNC Is Recognized for Our Ability to Create Positive Operating
Leverage in Anticipation of Increased Credit Costs. Leverage in Anticipation of Increased Credit Costs.
Fund
servicing
$199
Asset
management
$189
Consumer
services
$316
Corporate
services
$245
Residential
mortgage
$431
Deposit
service
charges
$224
Other $(38)
1Q09
total
noninterest
income
$1.6B
(2)%
1Q09 - Noninterest income categories in millions
Strong
Start to
2009
1Q09
$3.87
$2.33
$1.54
$.88
Revenue
Expense
Pretax pre-provision earnings
Provision
(1) Total revenue less noninterest expense. Further information is provided in the Appendix.
13%
12%
20%
27%
16%
14%
1

Balance Sheet Composition
5 15 Interest-earning deposits with banks
100%
10
5
17
68%
100%
15
60
16
1
3%
% of
total
$286
29
14
48
$195
$286
43
171
46
4
$7
March 31,
2009
Total liabilities and equity
Equity
Other liabilities
Borrowed funds
Deposits
Total assets
Other assets and allowance for loan and lease losses
Loans
Investment securities
Loans held for sale
Cash and short-term investments
billions
(1) Amounts include items for which PNC has elected the fair value option under SFAS 159.  (2) Peers represents average of banks identified in the Appendix, other than PNC.
Strong
Start to
2009
March 31, 2009
Key Ratios
Loans/Assets
PNC        Peers
60% 64%
Loans/Deposits
PNC        Peers
88% 104%
PNC’s Commitment to Returning to a Moderate Risk Profile
Remains a Top Priority for Creating Long-Term Value.
1
2
1
2

PNC’s Loan Mix
Strong
Start to
2009
$64.4
Commercial
Commercial
real estate
1Q09
Total
loans
$171.4
Consumer
Residential
real estate
Impaired
1
Equipment
leasing
$48.3
$16.7
$11.9
$6.3
$23.8
Nonperforming loans
.55% NPLs / consumer lending
$0.4 Consumer lending
0.3 Residential real estate
$0.1 Consumer
1.2 Commercial real estate
Nonperforming loans
2.63% NPLs / comm’l lending
$2.5 Commercial lending
0.1 Equipment leasing
$1.2 Commercial
Impaired loans
1
39% Fair value mark
$11.9 Total
9.5 Consumer lending
$2.4 Comm’l lending
Commercial lending of
$97 billion represents
57% of total loans
Consumer lending of $74
billion represents 43% of
total loans
Information in billions. (1) Loans acquired in the National City acquisition and impaired in accordance with AICPA Statement of Position
03-3 (“SOP 03-3”).

PNC’s Relative Credit Risk Profile
Peer comparison source: SNL DataSource; Peers represents average of banks identified in the Appendix other than PNC. PNC as reported.  (1) As of or for the three months ended March 31, 2009.  Net charge-offs percentage is annualized.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
Nonperforming
loans to total
loans
Nonperforming
assets to total
assets
Net charge-
offs to average
loans
(three months ended)
Allowance for
loan and lease
losses to loans
1.73%
2.59%
1.21%
2.11%
1.01%
2.05%
2.51%
2.63%
Key 1Q09 Metrics
Strong
Start to
2009
PNC’s Commitment to Prudent Risk Management Is Reflected in
Our Credit Metrics.
1

Strengthening Capital
Strong
Start to
2009
9.7%
4Q08 1Q09
4.8%
4.9%
as
reported
4Q08 1Q09
Conducted under more
adverse economic
conditions
Emphasis on Tier 1
common
Completed at-the-
market offering to raise
a modest $600 million in
required common equity
Supervisory capital
assessment program
Tier 1 common ratio Tier 1 risk-based ratio
5.2%
proforma¹
10.0%
as
reported
10.3%
proforma¹
(1) Includes approximately $600 million in common equity raised through an at-the-market offering in May 2009.
PNC Remains Well-Positioned in Terms of Capital.

Legacy PNC checking relationship[1] growth
8,000
9,000
18,000
1Q07
1Q08
1Q09

Legacy PNC[1]
Acquired
millions
0
1
2
3
4
5
6
+79,000
1Q08
1Q09

Online banking
Online bill pay
55%
58%
35%
43%
+11%[2]
+27%[2]
1Q08
1Q09
1Q08
1Q09

Growing and Deepening Checking Relationships
Strategic
Execution
Growth during the quarter Total retail checking relationships
PNC Is Leading the Way in Building Relationships. PNC Is Leading the Way in Building Relationships.
Deepening relationships
% of legacy PNC consumer
DDA households using:
(1) Legacy PNC checking relationships exclude relationships added from National City and other acquisitions.  (2) Reflects growth in users.

Virtual Wallet
Strategic
Execution
One of our fastest growing consumer bases
Gen-Y will outnumber any other generation by 2017
Total income will surpass Baby Boomers by 2017
PNC Is Leading the Way in Product Innovation. PNC Is Leading the Way in Product Innovation.
Average new accounts opened per day at 175+ since
launch
From 1Q08 to 1Q09 PNC has grown our Gen-Y
customer base by 13%
Virtual Wallet customers average higher balances and
transactions than checking-only accounts
High retention rates have greatly exceeded our
expectations
“A slick personal finance tool”
BUSINESSWEEK
“A truly inspired effort”
NETBANKER
“One of the boldest enhancements
to the online banking experience”
CELENT

A relentless focus on implementing the PNC model
Returning to an overall moderate risk profile
Leveraging the brand to grow high quality revenue
streams
A focus on continuous improvement while investing
in innovation
Disciplined approach to capital management
Strong execution capabilities
Summary
PNC Continues to Build a Great Company. PNC Continues to Build a Great Company.
Strategic
Execution

Cautionary Statement Regarding Forward-Looking
Information
Appendix
This presentation includes “snapshot” information about PNC used by way of illustration and is not intended as a full business or financial review.  It should not be viewed in isolation but rather in the context of all of the information made available by PNC in its SEC filings.
We also make statements in this presentation, and we may from time to time make other statements, regarding our outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality and/or other matters regarding or affecting PNC that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are typically identified by words such as
“believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “will,” “ project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time.
Forward-looking statements speak only as of the date they are made. We do not assume any duty and do not undertake to update our forward-looking statements. Actual results or future events could differ, possibly materially, from those that we anticipated in our forward-looking statements, and future results could differ materially from our historical performance.
Our forward-looking statements are subject to the following principal risks and uncertainties.  We provide greater detail regarding some of these factors in our first quarter 2009 Form 10-Q and 2008 Form 10-K, including in the Risk Factors and Risk Management  sections of those reports, and in our other
SEC filings.  Our forward-looking statements may also be subject to other risks and uncertainties, including those that we may discuss elsewhere in this presentation or in our filings with the SEC, accessible on the SEC’s website at www.sec.gov and on or through our corporate website at
www.pnc.com/secfilings.  We have included these web addresses as inactive textual references only.  Information on these websites is not part of this document.
•
Our businesses and financial results are affected by business and economic conditions, both generally and specifically in the principal markets in which we operate. In particular, our businesses and financial results may be impacted by:
o
Changes in interest rates and valuations in the debt, equity and other financial markets.
o
Disruptions in the liquidity and other functioning of financial markets, including such disruptions in the markets for real estate and other assets commonly securing financial products.
o
Actions by the Federal Reserve and other government agencies, including those that impact money supply and market interest rates.
o
Changes in our customers’, suppliers’ and other counterparties’ performance in general and their creditworthiness in particular.
o
Changes in customer preferences and behavior, whether as a result of changing business and economic conditions or other factors.
•
A continuation of recent turbulence in significant portions of the US and global financial markets, particularly if it worsens, could impact our performance, both directly by affecting our revenues and the value of our assets and liabilities and indirectly by affecting our counterparties and the economy generally.
•
Our business and financial performance could be impacted as the financial industry restructures in the current environment, both by changes in the creditworthiness and performance of our counterparties and by changes in the competitive landscape.
•
Given current economic and financial market conditions, our forward-looking financial statements are subject to the risk that these conditions will be substantially different than we are currently expecting. These statements are based on our current expectations that interest rates will remain low through 2009 with continued wide market credit spreads, and our view that national economic trends currently point to a continuation of severe recessionary conditions in 2009 followed by a subdued recovery.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
•
Legal and regulatory developments could have an impact on our ability to operate our businesses or our financial condition or results of operations or our competitive position or reputation.  Reputational impacts, in turn, could affect matters such as business generation and retention, our ability to attract and retain management, liquidity, and funding. These legal and regulatory developments could include:
o
Changes resulting from the Emergency Economic Stabilization Act of 2008, the American Recovery and Reinvestment Act of 2009,
and other developments in response to the current economic and financial industry environment, including current and future conditions or restrictions imposed as a result of our participation in the TARP Capital Purchase Program.
o
Legislative and regulatory reforms generally, including changes to laws and regulations involving tax, pension, bankruptcy, consumer protection, and other aspects of the financial institution industry.
o
Increased litigation risk from recent regulatory and other governmental developments.
o
Unfavorable resolution of legal proceedings or regulatory and other governmental inquiries.
o
The results of the regulatory examination and supervision process, including our failure to satisfy the requirements of agreements with governmental agencies.
o
Changes in accounting policies and principles.
•
Our issuance of securities to the US Department of the Treasury may limit our ability to return capital to our shareholders and is dilutive
to our common   shares. If we are unable previously to redeem the shares, the dividend rate increases substantially after five years.
•
We intend to meet the requirement under the Supervisory Capital Assessment Program that we increase the common shareholders’ equity component of Tier 1 capital by $600 million through a combination of growth in retained earnings and other capital raising alternatives.
Our ability to increase common shareholders’ equity through capital raising transactions will be dependent on market conditions at the time of the transactions.  Market conditions will also affect the extent to which such transactions are dilutive to our existing common shareholders.  If we fail to meet this requirement in advance of the November 9, 2009 deadline in the manner we plan to do so, we would likely be required to meet the requirement through conversion of a portion of the preferred stock issued to the US Treasury under the
TARP Capital Purchase Program into mandatorily convertible preferred stock or by otherwise issuing common equity securities to the US
Treasury. Such a transaction could be more dilutive to our common shareholders than other means of meeting this requirement and could result in the imposition of additional limitations on the conduct of our business by the US Treasury.
•
Our business and operating results are affected by our ability to identify and effectively manage risks inherent in our businesses,
including, where   appropriate, through the effective use of third-party insurance, derivatives, and capital management techniques.
•
The adequacy of our intellectual property protection, and the extent of any costs associated with obtaining rights in intellectual property
claimed by others,   can impact our business and operating results.
•
Our ability to anticipate and respond to technological changes can have an impact on our ability to respond to customer needs and to
meet competitive   demands.
•
Our ability to implement our business initiatives and strategies could affect our financial performance over the next several years.
•
Competition can have an impact on customer acquisition, growth and retention, as well as on our credit spreads and product pricing,
which can affect   market share, deposits and revenues.
•
Our business and operating results can also be affected by widespread natural disasters, terrorist activities or international hostilities,
either as a result of the   impact on the economy and capital and other financial markets generally or on us or on our customers, suppliers or other counterparties specifically.

Cautionary Statement Regarding Forward-Looking
Information (continued)
Appendix
Also, risks and uncertainties that could affect the results anticipated in forward-looking statements or from historical performance relating to our equity interest in BlackRock, Inc. are discussed in more detail in BlackRock’s filings with the SEC, including in the
Risk Factors sections of BlackRock’s reports.  BlackRock’s SEC filings are accessible on the SEC’s website and on or through
BlackRock’s website at www.blackrock.com. This material is referenced for informational purposes only and should not be deemed to constitute a part of this document.
In addition, our recent acquisition of National City Corporation (“National City”) presents us with a number of risks and uncertainties related both to the acquisition transaction itself and to the integration of the acquired businesses into PNC. These risks and uncertainties include the following:
The anticipated benefits of the transaction, including anticipated cost savings and strategic gains, may be significantly harder or take longer to achieve than expected or may not be achieved in their entirety as a result of unexpected factors or events.
Our ability to achieve anticipated results from this transaction is dependent on the state going forward of the economic and financial markets, which have been under significant stress recently. Specifically, we may incur more credit losses from National
City’s loan portfolio than expected. Other issues related to achieving anticipated financial results include the possibility that deposit attrition or attrition in key client, partner and other relationships may be greater than expected.
Litigation and governmental investigations currently pending against National City, as well as others that may be filed or commenced relating to National City’s business and activities before the acquisition, could adversely impact our financial results.
Our ability to achieve anticipated results is also dependent on our ability to bring National City’s systems, operating models, and controls into conformity with ours and to do so on our planned time schedule. The integration of National City’s business and operations into PNC, which will include conversion of National City’s different systems and procedures, may take longer than anticipated or be more costly than anticipated or have unanticipated adverse results relating to National City’s or PNC’s existing businesses. PNC’s ability to integrate National City successfully may be adversely affected by the fact that this transaction will result in PNC entering several markets where PNC did not previously have any meaningful retail presence.
In addition to the National City transaction, we grow our business from time to time by acquiring other financial services companies. Acquisitions in general present us with risks, in addition to those presented by the nature of the business acquired, similar to some or all of those described above relating to the National City acquisition.
Any annualized, proforma, estimated, third party or consensus numbers in this presentation are used for illustrative or comparative purposes only and may not reflect actual results.  Any consensus earnings estimates are calculated based on the earnings projections made by analysts who cover that company.  The analysts’ opinions, estimates or forecasts (and therefore the consensus earnings estimates) are theirs alone, are not those of PNC or its management, and may not reflect PNC’s, National
City’s, or other company’s actual or anticipated results.

Non-GAAP to GAAP Reconcilement
Appendix
Dec 31 Mar 31
2008 2009 Change
in millions
Total revenue $1,676 $3,871
Noninterest expense 1,129        2,328
Pretax pre-provision earnings $547 $1,543 $996
For the three months ended
2003 2004 2005 2006 (a) 2007 2008
'07-'08
Change
'05-'08
CAGR
'03-'08
CAGR
Total revenue $5,253 $5,541 $6,327 $8,572 $6,705 $7,190
Noninterest expense 3,476 3,712 4,306 4,443 4,296 4,430
Pretax pre-provision earnings $1,777 $1,829 $2,021 $4,129 $2,409 $2,760 15% 11% 9%
(a) Includes the impact on both revenue and expense of the BlackRock/MLIM transaction.
PNC believes that pretax pre-provision earnings is useful as a tool to help evaluate ability to provide for credit costs through operations.
For the year ended December 31

Peer Group of Banks
Appendix
The PNC Financial Services Group, Inc. PNC
BB&T Corporation BBT
Bank of America Corporation BAC
Capital One Financial, Inc. COF
Comerica Inc. CMA
Fifth Third Bancorp FITB
JPMorgan Chase JPM
KeyCorp KEY
M&T Bank MTB
Regions Financial Corporation RF
SunTrust Banks, Inc. STI
U.S. Bancorp USB
Wells Fargo & Company WFC
Ticker